Sextant Global High Income Fund

Ticker Symbol: SGHIX

June 2, 2017

SUMMARY PROSPECTUS

Before you invest, you may want to review Sextant Global High Income Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareowners, online at www.saturna.com/prospectus. You can also get this information at no cost by calling 1-800-728-8762 or by sending an email request to info@saturna.com. The Fund's prospectus and statement of additional information, both dated June 2, 2017, are incorporated by reference into this Summary Prospectus.

Sextant Global High Income Fund

Investment Objective

High income, with a secondary objective of capital preservation.

Fees and Expenses

This section describes the fees and expenses that you may pay if you buy and hold shares of the Global High Income Fund.

Shareowner Fees

None.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (vary with performance)	0.46%
Other Expenses	0.46%
Total Annual Fund Operating Expenses	0.92%¹
Fee Waiver and Expense Reimbursement	0.17%¹
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	0.75%¹

¹ Restated to reflect the ending of the Distribution (12b-1) Fees, as approved by the Board of Trustees on March 14, 2017.

The adviser has committed through June 2, 2018, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes, and extraordinary expenses do not exceed the net operating expense ratio of 0.75%. This expense limitation agreement may be changed or terminated only with approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$94	$293	$509	$1,131

When you buy shares through a financial intermediary, that intermediary may charge a transaction fee or commission which is not reflected in the expenses table or example. Purchases and redemptions of Fund shares will be made at the daily net asset value established by the Fund (before imposition of a commission).

Portfolio Turnover

The Fund may have transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26.42% of the average value of its portfolio.

Principal Investment Strategies

The Global High Income Fund invests at least 80% of its net assets in a globally diversified portfolio of income-producing debt and equity securities, including preferred stocks, depositary receipts, and high yield bonds ("junk bonds"). It applies a consistent, value-oriented approach to security selection, basing investment decisions on current income and expected total return, adjusted for risk. It adjusts allocations to individual securities to manage the portfolio's fundamental risks, such as industry, country, currency, inflation, interest rate, liquidity, and credit cycle risks. In addition, the Fund will attempt to capitalize on periodic stress in leveraged credit markets, which may result in more volatile current income in exchange for more attractive long-term, risk-adjusted total return consistent with its investment objective. When selecting equities, the Fund principally invests in income-producing securities of companies with market capitalizations greater than $5 billion.

Under normal circumstances, the Fund invests its assets as follows:

  No more than 50% in common stocks
  No more than 50% in securities of US issuers
  No more than 50% in bonds rated A3 or higher
  No more than 33% in securities of emerging market issuers

Principal Risks of Investing

Market risk: The value of the Fund's shares rises and falls as the market value of the securities in which the Fund invests goes up and down. The market value of securities will fluctuate, sometimes significantly and unpredictably, with stocks generally being more volatile than bonds. When you redeem your shares, they may be worth more or less than what you paid for them. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

Sextant Global High Income Fund

Equity securities risk: Equity securities may experience significant volatility in response to economic or market conditions or adverse events that affect a particular industry, sector, or company. Larger companies may have slower rates of growth as compared to smaller, faster-growing companies. Smaller companies may have more limited financial resources, products, or services, and tend to be more sensitive to changing economic or market conditions.

Interest rate risk: Investing in bonds includes the risk that as interest rates rise, bond prices will fall. Conversely, during periods of declining interest rates bond prices generally rise, but bond issuers may call or prepay the bond and reissue debt at lower interest rates. The longer a bond's maturity, the more sensitive the bond is to interest rate changes.

Credit risk: Investing in bonds includes the risk that an issuer will not pay interest or principal when due, or the issuer may default altogether. If an issuer's credit quality is perceived to decline, the value and liquidity of the issuer's bonds may also decline.

High yield risk: Investing in bonds that are unrated or rated below investment grade, which are known as "junk bonds" typically offer higher yields to compensate investors for increased credit risk. Issuers of high-yield securities generally are not as strong financially and are more vulnerable to changes that could affect their ability to make interest and principal payments. High-yield securities generally are more volatile and less liquid (harder to sell), which may make such securities more difficult to value.

Foreign investing risk: Foreign investing involves risks not normally associated with US securities. These risks include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments.

Emerging markets risk: The risks of investing in foreign securities typically are greater in less developed or emerging countries.

Liquidity risk: Liquidity risk exists when particular investments are difficult to sell and may be more difficult to value. If the Fund is forced to sell these investments during unfavorable conditions to meet redemptions or for other cash needs, the Fund may lose money on its investments. As a result, the Fund may be unable to achieve its objective.

Performance

Annual Total Return

The following bar chart presents the calendar year total returns of the Global High Income Fund before taxes. The bar chart provides an indication of the risks of investing in the Fund by showing changes in performance from year to year. A fund's past performance (before and after taxes) is not a guarantee of how a fund will perform in the future.

Performance data current to the most recent month-end and quarter-end are available on www.sextantfunds.com.

* For the period 3/30/2012 (the Fund's inception) through 12/31/2012, and not annualized.

Best Quarter	Q3 2016	7.68%
Worst Quarter	Q3 2015	-10.38%

The year-to-date return as of the most recent calendar quarter (which ended March 31, 2017) was 5.83%.

Average Annual Total Returns

The table below presents the average annual returns for the Global High Income Fund and provides an indication of the risks of investing in the Fund by showing how the Fund's average annual returns for 1, 5, and 10 years compare to those of a broad-based market index.

Periods ended December 31, 2016
	1 Year	Life of Fund (Since 3/30/2012)
Return before taxes	19.54%	3.81%
Return after taxes on distributions	17.73%	2.49%
Return after taxes on distributions and sale of Fund shares	11.33%	2.35%
S&P Global 1200 Index (reflects no deduction for fees, expenses or taxes)	8.87%	8.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates but do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor's tax situation and likely differ from those shown. After-tax illustrations are not relevant to retirement plans, corporations, trusts, or other investors that are taxed at special rates.

Sextant Global High Income Fund

Investment Adviser

Saturna Capital Corporation is Global High Income Fund's investment adviser.

Portfolio Managers

Mr. Bryce Fegley CFA®, a portfolio manager and investment tactitian of Saturna Capital Corporation, is the person primarily responsible for the day-to-day management of the Global High Income Fund, which he has managed since 2012. Mr. Patrick Drum MBA,CFA®, a portfolio manager and fixed income analyst of Saturna Capital Corporation, is the deputy portfolio manager, a role he assumed in 2015.

Purchase and Sale of Fund Shares

You may open an account and purchase shares by sending a completed application, a photocopy of a government-issued identity document, and a check made payable to the Sextant Global High Income Fund.

The minimum initial investment is $1,000 (for tax-sheltered accounts, there is no minimum).

Shareowners may purchase additional shares at any time in minimum amounts of $25.

Shareowners may redeem shares on any business day by several methods:

Written request

Write: Sextant Mutual Funds
          Box N
          Bellingham, WA 98227-0596

Or Fax: 360-734-0755

Telephone request

Call: 800-728-8762 or 360-734-9900

Online

Visit: www.sextantfunds.com

Tax Information

Any distributions you receive from the Fund may be taxed as ordinary income, qualified dividend income, or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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